Exhibit 99.7

UNAUDITED PRO FORMA

CONDENSED COMBINED STATEMENTS OF OPERATIONS

INTRODUCTION

The accompanying unaudited pro forma condensed combined statements of operations reflect the combined financial position of FOXO Technologies, Inc. (“FOXO” or the “Company”), Myrtle Recovery Centers, Inc. (“Myrtle”) and the Rennova Community Health, Inc. (“RCHI “) Group for the nine months ended September 30, 2024 and the year ended December 31, 2023 after giving effect to the acquisitions of Myrtle and RCHI, as more fully described below and in Item 2.01 of this Form 8-K/A. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023 give effect to the acquisitions as if they had occurred on January 1, 2023.

The following information is not necessarily indicative of the operating results that would have occurred had the acquisitions been consummated at the beginning of the periods for which the consummation of the transactions are being given effect.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA

For the Nine Months Ended September 30, 2024

(In thousands, except per share amounts)

	FOXO Technologies Inc. Historical for the Nine Months Ended	Myrtle Recovery Centers, Inc. January 1, 2024 to	RCHI Group January 1, 2024	Pro Forma		Pro Forma For the Nine Months Ended
	September 30, 2024	June 13, 2024 (A)	September 10, 2024 (B)	Adjustments		September 30, 2024

Net revenues	$1,231	$281	$8,284	$(22	) (C)	$9,774

Operating expenses:
Direct costs of revenues	572	263	4,220	-		5,055
Research and development	312	-	-	-		312
Management contingent share plan forfeitures	(75)	-	-	-		(75)
Selling, general and administrative expenses	4,195	785	4,247	(66	) (C)	9,161
Total operating expenses	5,004	1,048	8,467	(66)		14,453

Loss before other income (expense), net	(3,773)	(767)	(183)	44		(4,679)

Other expense, net:
Interest expense	(1,800)	-	(226)		(D)	(2,026)
Other expense, net	(48)	-	(556)	(44	) (C)	(648)
Total other expense, net	(1,848)	-	(782)	(44)		(2,674)

Net loss before income taxes	(5,621)	(767)	(965)	-		(7,353)

Provision for income taxes	-	-	-	-		-

Net loss	(5,621)	(767)	(965)	-		(7,353)

Net loss attributable to noncontrolling interest of Myrtle	8	-	-	15	(E)	23

Net loss attributable to FOXO	(5,613)	(767)	(965)	15		(7,330)
Deemed dividends	(1,054)	-	-	-		(1,054)
Net loss available to common stockholders	$(6,667)	$(767)	(965)	$15		$(8,384)

Net loss per share of common stock available to common stockholders- basic and diluted	$(0.62)	$-	$-	$-		$(0.73)
Weighted average number of shares of common stock outstanding during the period - basic and diluted (G)	10,813	-	-	740	(F)	11,553

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 ARE AS FOLLOWS:

(A)

Myrtle was acquired by FOXO from RHI on June 14, 2024 per the terms of a Stock Exchange Agreement, as supplemented (the “Myrtle SEA”). Pursuant to the Myrtle SEA, the Company acquired 100 shares of Common Stock of Myrtle (which represents 98.4% of the issued and outstanding shares of Myrtle Common Stock) for total consideration of $500. Payment was made by issuing RHI a non interest bearing demand promissory note in the amount of $235 and by issuing 1,024 shares of the Company’s Class A Common Stock. The Class A Common Stock was issued to RHI on July 17, 2024. The acquisition is accounted for under Accounting Standards Codification Topic 805, Business Combinations. Based on the preliminary purchase allocation, the excess of the fair value of Myrtle’s assets and liabilities is goodwill of $2,369. FOXO will prepare a definitive purchase price allocation no later than one year from the acquisition, which may result in an increase or decease in goodwill. In accordance with the Business Combination Topic of the Codification, Section 80-30, goodwill is not amortized, but will be tested for impairment at least annually. Therefore, the pro formas do not include an adjustment for amortization of intangible assets. The acquisition is more fully described in Note 5 to the Company’s Quarterly Report on Form 10-Q filed with the Security and Exchange Commission on November 19, 2024.

(B)

The RCHI Group was acquired by FOXO from RHI on September 10, 2024 as more fully described in Item 2.01 of this Form 8-K/A. The acquisition is accounted for under Accounting Standards Codification Topic 805, Business Combinations. Based on the preliminary purchase price allocation, the excess of the fair value of RCHI’s assets and liabilities is goodwill of $30,791. FOXO will prepare a definitive purchase price valuation no later than one year from the date of acquisition, which may result in an increase or decrease in goodwill. In accordance with the Business Combination Topic of the Codification, Section 80-30, goodwill is not amortized, but will be tested for impairment at least annually. Therefore, the pro formas do not include an adjustment for amortization of intangible assets.

(C)	To eliminate intercompany revenue and expenses between the RCHI Group and Myrtle.

(D)	Excludes interest expense for the period January 1, 2024 to September 10, 2024 on the $22,000 Senior Note issued by RCHI to RHI for the acquisition of the RCHI Group as it is the intention of the Company and RCHI that the Senior Note is exchanged for equity in the form of the Company’s Series A Preferred Stock. See the scenarios below that present the pro forma information for the nine months ended September 30, 2024: (i) with interest expense on the Senior Note calculated for the period January 1, 2024 to September 10, 2024, and (ii) assuming the exchange of the Senior Note for FOXO’s Series A Preferred Stock at the beginning of the period presented.

(E)	Represents the noncontrolling interest in the loss of Myrtle for the period January 1, 2024 to June 13, 2024.

(F)

Adjusts the number of shares of FOXO Class A Common Stock outstanding during the period per the terms of the Myrtle SEA. The shares were issued on July 17, 2024 and, therefore, only a portion of the shares were included in the historical weighted average number of shares of common stock outstanding during the nine months ended September 30, 2024.

(G)	The diluted potential common shares were not included in the computation of diluted loss per share because to do so would have been anti-dilutive.

The following Scenario 1 reflects the pro forma data for the nine months ended September 30, 2024, including interest expense on the Senior Note issued to RHI for the acquisition of RCHI:

	Pro Forma for the Nine Months Ended September 30, 2024(a)	Interest Expense on the Senior Note			Adjusted Pro Forma for the Nine Months Ended September 30, 2024
Net loss attributable to FOXO	$(7,330)		$(1,833)	(b)	$(9,163)
Deemed dividends	(1,054)		-		(1,054)
Net loss available to common stockholders	$(8,384)		$(1,833)		$(10,217)
Net loss per share of common stock available to common stockholders – basic and diluted	$(0.73)	$			$(0.88)

(a)	As presented in the above unaudited pro forma condensed combined statement of operations data for the nine months ended September 30, 2024.
(b)	Represents interest expense on the $22,000 Senior Note at a rate of 12% per annum for the period January 1, 2024 to September 10, 2024.

The following Scenario 2 reflects the pro forma data for the nine months ended September 30, 2024, assuming the exchange of the Senior Note for FOXO’s Series A Preferred Stock:

	Pro Forma for the Nine Months Ended September 30, 2024(a)	Interest Expense on the Senior Note & Series A Preferred Stock Dividends			Adjusted Pro Forma For the Nine Months Ended September 30, 2024
Net loss attributable to FOXO	$(7,330)		$100	(b)	$(7,230)
Deemed and preferred stock dividends	(1,054)		(825)	(c)	(1,879)
Net loss available to common stockholders	$(8,384)		$(725)		$(9,109)
Net loss per share of common stock available to common stockholders – basic and diluted	$(0.73)	$			$(0.79)

(a)	As presented in the above unaudited pro forma condensed combined statement of operations data for the nine months ended September 30, 2024.
(b)	Removes interest expense on the Senior Note for the period September 11, 2024 to September 30, 2024 recorded in the historical financials results of FOXO and included in the pro forma net loss for the nine months ended September 30, 2024.
(c)	Represents dividends on the Series A Preferred Stock at a dividend rate of 5% per annum for the nine months ended September 30, 2024. Assumes the Senior Note was exchanged for the Series A Preferred Stock at the beginning of the period presented. Assumes no conversions of the Series A Preferred Stock into common stock in the nine months ended September 30, 2024. The diluted potential common shares associated with the Series A Preferred Stock were not included in the computation of diluted loss per share because to do so would have been anti-dilutive.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA

For the Year Ended December 31, 2023

(In thousands, except per share amounts)

	FOXO Technologies Inc. Historical Year Ended	Myrtle Recovery Centers, Inc. Year Ended	RCHI Group Year Ended	Pro Forma		Pro Forma Year Ended
	December 31, 2023	December 31, 2023 (A)	December 31, 2023 (B)	Adjustments		December 31, 2023

Net revenues	$145	$140	$18,546	$(164	) (C)	$18,667

Operating expenses:
Direct costs of revenues	132	258	7,074	-		7,464
Research and development	901	-	-	-		901
Management contingent share plan	(732)	-	-	-		(732)
Impairments of intangible assets	2,633	-	-			2,633
Selling, general and administrative expenses	19,399	968	5,584	(164	) (C)	25,787
Total operating expenses	22,333	1,226	12,658	(164)		36,053

(Loss) income before other income (expense), net	(22,188)	(1,086)	5,888	-		(17,386)

Other income (expense):
Change in fair value of warrant liabilities	303	-	-	-		303
Loss from PIK Note Amendment and 2022 Debenture Release	(3,521)	-	-	-		(3,521)
Interest expense	(1,064)	-	(139)		(D)	(1,203)
Other income, net	19	-	648	-		667
Total other income (expense), net	(4,263)	-	509	-		(3,754)

Net (loss) income before income taxes	(26,451)	(1,086)	6,397	-		(21,140)

Provision for income taxes	-	-	-	-		-

Net (loss) income	(26,451)	(1,086)	6,397	-		(21,140)

Net loss attributable to noncontrolling interest of Myrtle	-			21	(E)	21

Net (loss) income attributable to FOXO	(26,451)	(1,086)	6,397	21		(21,119)
Deemed dividends	(3,378)	-	-	-		(3,378)
Net (loss) income available to common stockholders	$(29,829)	$(1,086)	6,397	$21		$(24,497)

Net loss per share of common stock available to common stockholders- basic and diluted	$(7.08)	$-	$-	$-		$(4.68)
Weighted average number of shares of common stock outstanding during the period - basic and diluted (G)	4,216	-	-	1,024	(F)	5,240

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA FOR THE YEAR ENDED DECEMBER 31, 2023 ARE AS FOLLOWS:

(A)

Myrtle was acquired by FOXO from RHI on June 14, 2024 per the terms of a Stock Exchange Agreement, as supplemented (the “Myrtle SEA”). The acquisition is more fully described above in Pro Forma Adjustment (A) to the Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Nine Months Ended September 30, 2024.

(B)

The RCHI Group was acquired by FOXO from RHI on September 10, 2024 as more fully described in Item 2.01 of this Form 8-K/A. The acquisition is accounted for under Accounting Standards Codification Topic 805, Business Combinations. Based on the preliminary purchase price allocation, the excess of the fair value of RCHI’s assets and liabilities is goodwill of $30,791. FOXO will prepare a definitive purchase price valuation no later than one year from the date of acquisition, which may result in an increase or decrease in goodwill. In accordance with the Business Combination Topic of the Codification, Section 80-30, goodwill is not amortized, but will be tested for impairment at least annually. Therefore, the pro formas do not include an adjustment for amortization of intangible assets.

(C)	To eliminate intercompany revenue and expenses between the RCHI Group and Myrtle.

(D)	Excludes interest expense for the year ended December 31, 2023 on the $22,000 Senior Note issued by RCHI to RHI for the acquisition of the RCHI Group as it is the intention of the Company and RCHI that the Senior Note is exchanged for equity in the form of the Company’s Series A Preferred Stock. See the scenarios below that present the pro forma information: (i) with interest expense on the Senior Note calculated for the year ended December 31, 2023, and (ii) assuming the exchange of the Senior Note for FOXO’s Series A Preferred Stock at the beginning of the period presented.

(E)	Represents the noncontrolling interest in the loss of Myrtle for the year ended December 31, 2023.

(F)	Adjusts the number of shares of FOXO Class A Common Stock outstanding during the period per the terms of the Myrtle SEA. The shares were issued on July 17, 2024.
(G)	The diluted potential common shares were not included in the computation of diluted loss per share because to do so would have been anti-dilutive.

The following Scenario 1 reflects the pro forma data for the year ended December 31, 2023, including interest expense on the Senior Note issued to RHI for the acquisition of RCHI:

	Pro Forma for the Year Ended December 31, 2023(a)	Interest Expense on the Senior Note			Adjusted Pro Forma for the Year Ended December 31, 2023
Net loss attributable to FOXO	$(21,119)		$(2,220)	(b)	$(23,319)
Deemed dividends	(3,378)		-		(3,378)
Net loss available to common stockholders	$(24,497)		$(2,200)		$(26,697)
Net loss per share of common stock available to common stockholders – basic and diluted	$(4.68)	$			$(5.09)

(a)	As presented in the above unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2023.
(b)	Represents interest expense on the $22,000 Senior Note at a blended rate of 10% per annum for the year ended December 31, 2023.

The following Scenario 2 reflects the pro forma data for the year ended December 31, 2023, assuming the exchange of the Senior Note for FOXO’s Series A Preferred Stock:

	Pro Forma for the Year Ended December 31, 2023(a)	Series A Preferred Stock Dividends			Adjusted Pro Forma for the Year Ended December 31, 2023
Net loss attributable to FOXO	$(21,119)		$-		$(21,119)
Deemed and preferred stock dividends	(3,378)		(1,100)	(b)	(4,478)
Net loss available to common stockholders	$(24,497)		$(1,100)		$25,597)
Net loss per share of common stock available to common stockholders – basic and diluted	$(4.68)	$			$(4.88)

(a)	As presented in the above unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2023.
(b)	Represents dividends on the Series A Preferred Stock at a dividend rate of 5% per annum for the year ended December 31, 2023. Assumes the Senior Note was exchanged for the Series A Preferred Stock at the beginning of the period presented. Assumes no conversions of the Series A Preferred Stock into common stock during the year ended December 31, 2023. The diluted potential common shares associated with the Series A Preferred Stock were not included in the computation of diluted loss per share because to do so would have been anti-dilutive.